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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-55396) of iStar Financial Inc. of our report dated March 2, 2001 relating to the financial statements and financial statement schedules, which appears in the Form 10-K.

PricewaterhouseCoopers LLP

New York, NY
March 28, 2001